                                                                   Exhibit 10.12


                             [SPECIMEN CERFTIFICATE]

                             [FRONT OF CERTIFICATE]

                       CERTIFICATE EVIDENCING COMMON UNITS
                  REPRESENTING LIMITD PARTNERSHIP INTERESTS IN

NUMBER                                                             COMMON UNITS

THIS CERTIFICATE IS TRANSFERABLE IN                             CUSIP
NEW YORK, N.Y.                                                  SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                          ATLAS PIPELINE HOLDINGS, L.P.
             A LIMITED PARTNERSHIP FORMED UNDER THE LAWS OF DELAWARE

     In accordance with Section 4.1 of the Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Holdings, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"), Atlas Pipeline Holdings, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that

     (the "Holder") is the registered owner of                      Common Units

representing limited partner interests in the Partnership (the "Common Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for the transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 311 Rouser Road, Moon Township, PA 15108. Capitalized terms used herein but not defined herein shall have the meanings given them in the Partnership Agreement.

     The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

     THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF ATLAS PIPELINE HOLDINGS, L.P. THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF ATLAS PIPELINE HOLDINGS, L.P. UNDER THE LAWS OF THE STATE OF DELAWARE, OR (C) CAUSE ATLAS PIPELINE HOLDINGS, L.P. TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED). ATLAS PIPELINE HOLDINGS GP, LLC, THE GENERAL PARTNER OF ATLAS PIPELINE HOLDINGS, L.P., MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF ATLAS PIPELINE HOLDINGS, L.P. BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

     This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated:                                 Atlas Pipeline Holdings, L.P.

                                       By:  Atlas Pipeline Holdings GP, LLC,
                                            its General Partner

                                       By:  ____________________________________
                                            President

                                       By:  ____________________________________
                                            Secretary
Countersigned and Registered by:

     American Stock Transfer & Trust Company, as Transfer Agent and Registrar

By:  ________________________________________
     Authorized Signature

                            [REVERSE OF CERTIFICATE]

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM     as tenants in common                        UNIF GIFT/TRANSFERS       _____ Custodian _______
                                                        MIN ACT
TEN ENT     as tenants by the entireties                                          (Cust)               (Minor)
JT TEN      as joint tenants with right of                                        under Uniform Gifts/Transfers
            survivorship and not as tenants in common                             to CD Minors Act
                                                                                  _______________
                                                                                     (State)

   Additional abbreviations, though not in the above list, may also be used.

                           ASSIGNMENT OF COMMON UNITS
                                       IN
                          ATLAS PIPELINE HOLDINGS, L.P.

     FOR VALUE RECEIVED, ________________ hereby assigns, conveys, sells and transfers unto __________

______________________________________________________________________     ________________________________________________________
(Please insert Social Security or other identifying number of Assignee)    (Please print or typewrite name and address of Assignee)

______ Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint _____________ as its attorney-in-fact with full power of substitution to transfer the same on the books of Atlas Pipeline Holdings, L.P.

Date:  ________________                              NOTE:  The signature to any endorsement hereon must
                                                     correspond with the name as written upon the face of this
                                                     Certificate in every particular, without alteration,
                                                     enlargement or change.


THE SIGNATURE(S) MUST BE GUARANTEED                                     ------------------------------------------------
                                                                                          (Signature)
BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17AD-15
                                                                        ------------------------------------------------
                                                                                          (Signature)

________________________________
SIGNATURE(S) GUARANTEED

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been properly completed and executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the Application for Transfer of the Common Units in order for such transferee to obtain registration of the transfer of the Common Units.

                    APPLICATION FOR TRANSFER OF COMMON UNITS

     The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

     The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Amended and Restated Agreement of Limited Partnership of Atlas Pipeline Holdings, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.


Date: _________________

_________________________________________________________              __________________________________________
(Social Security or other identifying number of Assignee)              (Signature of Assignee)

_____________________________________________                          __________________________________________
(Purchase Price including commission, if any)                          (Name and Address of Assignee)


Type of Entity (check one):
     [___] Individual            [___] Partnership         [___] Corporation
     [___] Trust [___]           Other (specify)________________________________

Nationality (check one):
     [___] U.S. Citizen, Resident or Domestic Entity
     [___] Foreign Corporation              [___] Non-resident Alien

     If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

     Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person.

     To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.   Individual Interestholder

     1. I am not a non-resident alien for purposes of U.S. income taxation.

     2. My U.S. taxpayer identification number (Social Security Number) is
__________________.

     3. My home address is
_________________________________________________________.

B.   Partnership, Corporation or Other Interestholder

     1. _________________________________________________________(name of
Interestholder) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

     2. The interestholder's U.S. employer identification number is
_________________________.

     3. The interestholder's office address and place of incorporation (if applicable) is ______________________.

     The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

     The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of


           ----------------------------------------------------------
                             Name of Interestholder

           ----------------------------------------------------------
                               Signature and Date

           ----------------------------------------------------------
                              Title (if applicable)
           ----------------------------------------------------------

     Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Units shall be made to the best of the Assignee's knowledge.